SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


     Date of Report:                     August 27, 1997
    (Date of Earliest Event Reported):  (August 22, 1997)


                         TELTRONICS, INC.
  -------------------------------------------------------------
     (Exact Name of Registrant as specified in its charter)


  Delaware                    0-17893                59-2937938
  -------------------------------------------------------------
  (State or other    (Commission File Number)     (IRS Employer
  jurisdiction of                                Identification
  Incorporation)                                        Number)


  2150 Whitfield Industrial Way, Sarasota, Florida   34243-9706
  -------------------------------------------------------------
   (Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code:(941) 753-5000

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)  (1)  In accordance with Item 304 of Regulation S-B,
Teltronics, Inc. (The "Registrant") hereby reports a change in its principal accountant to audit its financial statements for the fiscal year ending December 31, 1997.

                  (i)  The Registrant's former accountant,
Millward & Co., was dismissed as of August 22, 1997.

                  (ii)  Millward & Co.'s reports on financial
statements for the Registrant's two most recent fiscal years ending December 31, 1996 and 1995, contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii)  The decision to change accountants was
approved by the Registrant's Board of Directors.

                  (iv)   (A)  During the Registrant's two most
recent fiscal years ending December 31, 1996 and 1995, and during the interim period from December 31, 1996 to August 22, 1997, there were no disagreements with any opinion of Millward & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Millward & Co., would have caused it to make a reference to the subject matter of the disagreement(s) in its report on the Registrant's financial statements.

                         (B)  Not applicable.
                         (C)  Not applicable.
                         (D)  Not applicable.
                         (E)  The Company has authorized
Millward & Co., to respond fully to the inquiries of the successor accountants, Ernst & Young LLP, concerning these matters.

        (b) (1) The Registrant has engaged Ernst & Young LLP, which maintains an office in Tampa, Florida, as principal accountants and auditors of its financial statements as of August
22, 1997. Prior to engaging Ernst & Young, the Registrant had not consulted Ernst & Young regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements. The Registrant has requested, prior to filing this Report on Form 8-K, that

Ernst & Young review the disclosure contained herein and provided Ernst & Young with the opportunity to attach as an exhibit to this Report on Form 8-K a letter addressed to the Commission containing any new information, clarification of the particulars in which it does not agree with the statements made herein.

        (c) (1) The Registrant has provided Millward & Co. With a copy of this disclosure and such firm has provided the Registrant with a letter addressed to the Commission stating that it agrees with the Registrant in response to Item 304(a) of Regulation S-B. The Registrant is filing the letter of Millward & Co. as an Exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Listed below the financial statements, pro forma financial information and exhibit, if any, filed as a part of this report.

         EXHIBITS:

         16       Auditor's letter dated August 22, 1997.

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Teltronics, Inc.
                               (Registrant)

Dated: August 27, 1997         By:  Mark E. Scott
                                    Vice President of Finance,
                                    Secretary and Treasurer